Investor Presentation September 2022 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvi) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Patents(2) COHERENT at a Glance From a Foundation of Materials and Imagination, We Enable Exciting Megatrends 1971 Year Founded COHR Nasdaq 130 Locations 3,000+ 28,000+ Employees(2) FY22 Revenue(1) $4.8 B 24 Countries VERTICAL INTEGRATION Materials, Components, Subsystems, Systems and Service 4,400+ Engineering & Technology Employees(2) Available Market(2) $65 B Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X. As of July 1, 2022

$4.8 Billion of Proforma(1) NON-GAAP Revenue in FY22 Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X. II-VI Incorporated revenue by region is based on customer headquarter address; Coherent, Inc. revenue by region is based on customer ship to address.

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Strong execution and resilient growth

Revenue(1) ($M) IIVI+COHR (Proforma) Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. Not calculated in accordance with Article 11 of SEC regulation S-X. FY21 actual. See Appendix for reconciliation to most comparable GAAP measures. 2022 - Laser sources & systems 2019 - Indium phosphide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2013 - Gallium arsenide technology platform 2010 - Optical networks & China market 5 Transformative Acquisitions Insightful Targeting and Integration of Strategic Acquisitions CAGR 20% 10 Years of Continuous Revenue Growth

CORPORATE RESPONSIBILITY

CARBON FOOTPRINT REDUCTION IS A PRIORITY

- As of June 30, 2022 Coherent purchases 38% of our electricity from renewable sources
- 35 sites, 9 in US, 100% in Europe
- Largest facility in China will by 100% by 2026

Energy	FY21	FY22
Total electricity consumption (MWh)	547,557	564,689
Self-generated electricity (%)	0%	0%
Electricity purchased from the grid (%)	100%	100%
Total fuel consumption (MWh)	**72, 222**	**74,779**
Total Energy Consumption (MWh)	**619,779**	**639,468**
Energy consumption from renewable sources	22%	29%

Note: Energy consumption includes electricity and natural gas only. No other energy sources are significant

PRODUCTS AND TECHNOLOGY

- Investing to help the world transition toward cleaner energy solutions
- Silicon Carbide for power electronics
- Advanced Lithium Selenium Sulfur batteries
- EV battery recycling solution

BOARD DIVERSITY

- 13 total Board members
- 5 of 13 (38%) are ethnically diverse
- 2 Board members are women
- 11 of 13 (82%) are independent
- 7 new directors over the past 5 years

OUR 5 ESG PILLARS | We are focused on making the world safer, healthier, closer, and more efficient.

Our Products	Responsible sourcing	Environment	People	Governance
▪ Innovation and impact ▪ Product quality and lean manufacturing	▪ Conflict materials and traceability ▪ Human rights ▪ Supplier diversity ▪ Supplier engagement	▪ Climate and energy management in our operations ▪ Waste management ▪ Environmental, health, and safety	▪ Diversity, equity, and inclusion ▪ Talent acquisition ▪ Talent management ▪ Employee management ▪ Employee wellness ▪ Community engagement	▪ Corporate governance ▪ Ethical business conduct and compliance ▪ Enterprise risk management ▪ Data privacy and security

COHERENT

Copyright 2022, Coherent. All rights reserved.

7

Operating Income II-VI Q4 FY22 financial highlights(1) $2.3B Booking Revenue $887M $1.0B Backlog $114.2M GAAP $168.6M Non-GAAP Earnings Per Share $0.23 GAAP $0.98 Non-GAAP II-VI standalone actuals as of June 30, 2022 II-VI Incorporated revenue by region is based on customer headquarter address

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) Last Quarter Before Close(2) Last Quarter Before Close(2) Attractive and Increasing Operating Margins

Three REPORTING Segments MATERIALS NETWORKING LASERS

Half a billion dollars in annual R&D Investment Combined R&D and capex spend expected to be highest in industry and to accelerate breakthroughs, time-to-market and time-to-scale advantages Increased scale improves competitiveness and drives more strategic dialogue with customers Will enable better alignment of organic and inorganic investments to market demand “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Dr. Carl J. Johnson Co-founder and first CEO of II-VI

SIMPLIFYING AND STRENGTHENING OUR FOCUS ON FOUR MARKETS WITH A COMBINED $65B IN TAM



INDUSTRIAL

TAM: $28B
CAGR: 13%

Sources: Optech Consulting, Strategies Unlimited, SEMI, Internal Estimates



COMMUNICATIONS

TAM: $21B
CAGR: 12%

Sources: LightCounting, Omdia, Cignal AI, Yole, Internal Estimates



ELECTRONICS

TAM: $11B
CAGR: 17%

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, Internal Estimates



INSTRUMENTATION

TAM: $5B
CAGR: 7%

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

COHERENT
Copyright 2022, Coherent. All rights reserved.
12

Industrial Precision manufacturing Giga factories for EV battery processing Advanced medical devices Additive manufacturing Semiconductor & display capital equipment Increasing laser content from ingot to packaged ICs OLED and micro-LED for mobile and wearables (AR/VR) Aerospace and defense PRODUCTS Fiber lasers for laser welding of batteries UV lasers for OLED manufacturing Laser systems, subsystems, and processing heads Laser components, optics, crystals Ceramics, metal matrix composites, and diamond Silicon carbide for power electronics VALUE PROPOSITION 50 years of experience in laser technology Long term technology partner across all laser architectures Broadest spectrum of laser and systems technologies One stop shop for processing equipment Productivity enhancement through innovation and knowhow MARKET VERTICALS AND MEGATRENDS

Communications Datacom Increasing spend on cloud infrastructure AI/ML Telecom Open systems SATCOM and integration to terrestrial networks 100 to 800 Gbps datacom transceivers Pluggable coherent transceivers Wavelength selective switches (WSS) Pluggable optical line subsystems (POLS) Terrestrial and submarine pump lasers InP edge emitting lasers and GaAs VCSELs Largest supplier of optical communications components Vertically integrated from material through subsystems Industry pioneer in broad range of technology platforms Industry leading investments in R&D Global and flexible manufacturing footprint PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

ELECTRONICS



MARKET VERTICALS AND MEGATRENDS

Consumer electronics

- Advanced sensing
- AR/VR
- Wearables as health monitors

Automotive

- Increasing SiC electronics content in EVs
- Automotive sensing: in-cabin and LiDAR

Wireless

- 5G growth and 6G

PRODUCTS

- GaAs and InP optoelectronics
- VCSELs and edge emitting lasers
- Laser illumination modules
- Wafer level optics and subassemblies
- Waveguide materials, diffractive optics
- Silicon carbide substrates and epiwafers
- GaN/SiC HEMT and SiC MOSFET devices

VALUE PROPOSITION

- Broadest portfolio of optoelectronics, optics, and electronics
- High-volume consumer electronics experience
- 6-inch gallium arsenide platform
- 200 mm silicon carbide platform
- World-class indium phosphide platform
- Decades of investment in high quality silicon carbide substrates
- Investing $1 billion over the next 10 years in silicon carbide
- Cross-functional engineering and integration expertise

COHERENT

Copyright 2022, Coherent. All rights reserved.

15

instrumentation Materials, optics, lasers, and thermoelectrics Components to subassemblies and subsystems Optical, mechanical, electrical and software integration ISO 9001 & 13485 Life sciences (biotechnology, medical,and environmental) and scientific segment solutions Custom solutions from proof-of-concept to manufacturing at scale Rapid time to market of complete turnkey subassemblies and systems Broad product portfolio to support a wide range of applications Extensive technology innovation for next-generation capabilities Global manufacturing footprint and flexible supply chain partners Smart healthcare evolution, largely based on technology Point-of-care diagnostics Personalized medicine Environmental sustainability Advanced instrumentation PRODUCTS VALUE PROPOSITION MEGATRENDS

Silicon Carbide

Power Electronics for Green Energy ELECTRIC VEHICLES SOLAR & WIND ENERGY SMART GRID POWER SWITCHING

Two Decades of SiC Materials Innovation 100 mm 150 mm 3 in 200 mm 2015 World’s First 200 mm Demonstrated 2019 4H n-Type 6H SI 2021 Back-end Processing in China 2024     Manufacturing 2012 Demonstrated 2013 Manufactured 2005 Demonstrated 2007 High Quality Wafer 2009 Manufactured Demonstrated 2004 Manufactured 2 in 2000 Manufactured Wafer Size

SiC Modules SiC Devices SiC Chips SiC Epiwafers SiC Substrates Accelerating Time-to-Market II-VI and GE Technology II-VI and GE Technology II-VI and GE Technology II-VI (3DSiC®) II-VI JUNE 2020 - Licensed technology from GE to manufacture silicon carbide devices and modules for power electronics.  APRIL 2021 - Expanded SiC wafer finishing manufacturing footprint in China. FEBRUARY 2022 - Qualified 1200 V SiC MOSFET and expanded relationship with GE. Vertical Integration

Coherent acquisition

OLED and Micro-LED Display Manufacturing Technology leader Market trends: OLED display manufacturing technology in the process of moving from Gen 6 to Gen 8 for improved economies of scale Deployments in Korea and China Revenue for Micro-LED display manufacturing will become material around FY25 Micro-LEDs address incremental markets: higher brightness TVs and wall-size displays Market Size for equipment and services: $350-$400M in FY23 FY23-27: 7% CAGR (internal estimates) Leading market position for line beam systems

Focusing on the growth Applications PRECISION MANUFACTURING SEMICONDUCTOR CAPITAL EQUIPMENT LIFE SCIENCES & RESEARCH TAM: $10B CAGR: 9% TAM: $6B CAGR: 6% TAM: $5B CAGR: 7% Note: TAM based on CY2022; CAGR based on 2022-27 timeframe. Sources: Optech Consulting - Laser Market Data, Internal Estimates Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates Sources: Strategies Unlimited 2021, SEMI, Internal Estimates EV battery welding Medical device manufacturing Consumer goods manufacturing Enabling communications, big data, automotive, and IoT Large investments in wafer fabs Personalized medicine Diagnostic and drug discovery Disease detection and treatment

Significant Value Creation Potential from Coherent Synergies Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Operational efficiencies at scale $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $100M TOTAL $250M

Well Capitalized for Future Growth1 External Financing Sources Debt $4.00 billion senior secured facilities allocated and priced $990 million notes issued Convertible Preferred Equity $2.15 billion commitment from Bain Capital, $750 million of which has been received Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Pro Forma Leverage Total Debt $5.0 billion3.6x(1) Cash $0.8 billion Net Debt $4.2 billion3.0x(1) PF Combined TTM Adj EBITDA $1,407 million (incl. $250M synergies) Reflects, as of 6/30/2022, proforma combined EBITDA at 6/30/22, including $250 million of cost synergies. Cash is reflected proforma combined for 6/30/22 with adjustments made for closing transactions. Fully-Diluted Shares II-VI basic shares 106.5M Stock comp shares 5.8M Series A preferred debt 8.9M Convertible debt 7.3M Shares issued to Coherent 22.6M Series B preferred 25.9M Pro forma FDSO 177.0M

Financial Appendix

End Market Distribution of Full Year FY21 Revenue Reported Segments FY21 Revenue FY21 Op Margin – GAAP / Non-GAAP FY21/FY20 Revenue Growth Proforma(1) FY21/FY20 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $2,038M 10% / 16% 31% 12% 94% 3% 0% 1% 2% Compound Semiconductors $1,068M 21% / 26% 30% 30% 13% 26% 19% 10% 32% II-VI Consolidated $3,106M 13% / 19% 31% 18% 66% 10% 7% 4% 13% (1) Pro Forma calculation in accordance with ASC 805. II-VI Segment Revenue by End Markets for Full Year FY21

End Market Distribution of Q4FY22 QTD Revenue Reported Segments Q4FY21 Revenue Q4FY22 Revenue Q4FY22 Op Margin – GAAP / Non-GAAP Q4FY22/ Q4FY21 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $550M $597M 12% / 15% 9% 94% 3% 0% 1% 2% Compound Semiconductors $258M $290M 18% / 27% 12% 10% 31% 17% 14% 28% II-VI Consolidated $808M $887M 13% / 19% 10% 66% 12% 5% 5% 12% II-VI Segment Revenue by End Markets for Q4FY22 QTD

End Market Distribution of Full Year FY22 Revenue Reported Segments FY21 Revenue FY22 Revenue FY22 Op Margin – GAAP / Non-GAAP FY22/FY21 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $2,038M $2,226M 10% / 15% 9% 93% 3% 0% 1% 3% Compound Semiconductors $1,068M $1,090M 20% / 29% 2% 11% 31% 17% 13% 28% II-VI Consolidated $3,106M $3,317M 13% / 20% 7% 66% 12% 6% 5% 11% II-VI Segment Revenue by End Markets for Full Year FY22

Mapping Into Four Markets Wireless Consumer Electronics Automotive ELECTRONICS Precision Manufacturing Semiconductor Capital Equipment Display Capital Equipment Aerospace & Defense INDUSTRIAL COMMUNICATIONS Communications INSTRUMENTATION Life Sciences Scientific Instrumentation Communications Optical Communications Wireless Precision Manufacturing Microelectronics Aerospace & Defense Instrumentation Industrial Semiconductor Capital Equipment Aerospace & Defense Life Sciences Consumer Electronics Automotive II-VI COHERENT

FY22 Revenue by FY23 Market Segments End Market Distribution of Full Year FY22 Revenue Companies FY22 Revenue Communications Industrial Electronics Instrumentation II-VI Incorporated $3,317M 65% 21% 10% 4% Coherent, Inc.(1) $1,520M(1) 0% 75% 0% 25% Proforma Combined(2) $4,837M(2) 45% 38% 7% 10% Coherent Revenue 6/30/22 TTM. Proforma revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X.

Hypothetical Illustration of EPS Calculation

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Reconciliation of Segment Non-GAAP Operating Income (Loss) to GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)

	Three Months Ended			Year Ended	
	Jun 30, 2022	**Mar 31, 2022**	**Jun 30, 2021**	**Jun 30, 2022**	**Jun 30, 2021**
Non-GAAP Photonic Solutions Operating Income	$ 91.7	$ 81.8	$ 87.4	$ 334.4	$ 324.3
Share-based compensation	(3.1)	(8.8)	(9.4)	(30.9)	(39.6)
Amortization of acquired intangibles	(16.6)	(16.5)	(17.3)	(66.7)	(69.2)
Restructuring, transaction expenses and other	(2.8)	(1.9)	(0.2)	(6.7)	(7.8)
Photonic Solutions GAAP Operating Income	$ 69.2	$ 54.6	$ 60.5	$ 230.1	$ 207.7
Non-GAAP Compound Semiconductors Operating Income	$ 76.9	$ 90.2	$ 61.1	$ 315.8	$ 277.2
Share-based compensation	(10.5)	(9.2)	(9.3)	(42.2)	(39.4)
Amortization of acquired intangibles	(3.2)	(2.9)	(3.3)	(12.9)	(13.0)
Restructuring, transaction expenses, and other	(5.4)	(1.7)	(0.8)	(8.3)	(3.6)
Start-up costs	$ (6.4)	$ (14.6)	$ —	$ (32.3)	$ —
Compound Semiconductors GAAP Operating Income	$ 51.4	$ 61.8	$ 47.7	$ 220.1	$ 221.2
Non-GAAP Unallocated and Other Operating Income (Loss)	$ —	$ —	$ —	$ —	$ —
Restructuring, transaction expenses, and other	(6.4)	(9.6)	(11.1)	(35.9)	(26.8)
Unallocated and Other GAAP Operating Income (Loss)	$ (6.4)	$ (9.6)	$ (11.1)	$ (35.9)	$ (26.8)
Total GAAP Operating Income	$ 114.2	$ 106.8	$ 97.1	$ 414.3	$ 402.1
Non-GAAP Operating Income	$ 168.6	$ 172.0	$ 148.5	$ 650.2	$ 601.5

*Amounts may not recalculate due to rounding.

COHERENT

Copyright 2022, Coherent. All rights reserved.

33

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of GAAP Measures to non-GAAP Measures                       $ Millions                       (Unaudited)   Three Months Ended     Year Ended     Jun 30,   Mar 31,   Jun 30,     Jun 30,   Jun 30,     2022   2022   2021     2022   2021 Revenue   $887.0   $827.7   $808.0     $3,316.6   $3,105.9 Gross profit on GAAP basis   $326.0   $321.7   $297.8     $1,265.5   $1,177.5 Share-based compensation   0.9   1.3   3.4     5.1   12.1 Amortization of acquired intangibles (4)   9.6   9.4   9.8     38.3   38.8 Start-up costs (3)   —   1.6   —     2.8   — Restructuring, transaction expenses and other (1)   6.9   1.7   0.7     9.8   6.7 Gross profit on non-GAAP basis   $343.4   $335.7   $311.7     $1,321.5   $1,235.0                         Operating income on GAAP basis   $114.2   $106.8   $97.1     $414.3   $402.1 Share-based compensation   13.5   18.2   18.5     73.1   78.9 Start-up costs (3)   6.4   14.6   —     32.3   — Amortization of acquired intangibles   19.9   19.4   20.6     79.7   82.2 Restructuring, transaction expenses and other (1)   14.6   13.2   12.2     50.9   38.3 Operating income on non-GAAP basis   $168.6   $172.0   $148.5     $650.2   $601.5

Reconciliation of GAAP Measures to Non-GAAP Measures

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures Three Months Ended 7/28/19 (Last Finisar Stand Alone Report)

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures